UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐           Soliciting Material Pursuant to §240.14a-12

CRIMSON EXPLORATION INC.

(Name of Registrant as Specified In Its Charter)

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Crimson Exploration Inc.
717 Texas Avenue, Suite 2900
Houston, Texas 77002
(713) 236-7400

Supplement to
Proxy Statement for the Annual Meeting of Stockholders
to be held May 18, 2010

The following supplements and amends the Proxy Statement furnished in connection with the Annual Meeting of Stockholders of Crimson Exploration Inc., which will be held on Tuesday, May 18, 2010, at 9:30 a.m., local time, at the Company’s offices located at 717 Texas Avenue, Suite 2900, Houston, Texas 77002.  This Supplement to the Proxy Statement was mailed to our shareholders on or about May 4, 2010.

Explanatory Statement

Except as supplemented and amended by this Supplement, the Proxy Statement is as set forth in the Proxy Statement mailed to shareholders on or about April 23, 2010.  This amendment replaces and restates the entire table titled “Security Ownership of Certain Beneficial Owners and Management” and related footnotes on pages 43 and 44 of the Proxy Statement to correct certain omissions from the table and related footnotes due to a clerical error.

It is anticipated that this Supplement will be mailed on or about May 4, 2010, to all stockholders entitled to vote at the annual meeting.

By Order of the Board of Directors,

/s/ Stephen W. Schoppe
Stephen W. Schoppe
Acting Secretary

Dated:  May 3, 2010

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 23, 2010 regarding the beneficial ownership of Common Stock by each person known to us to own beneficially 5% or more of the outstanding Common Stock, each director, each director nominee, certain named executive officers, and the directors and executive officers as a group.  The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC.  For the purpose of calculating the number of shares of Common Stock beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of the date of this prospectus by that stockholder are deemed outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Allan D. Keel(1,2)	1,876,842	4.79
E. Joseph Grady(2,3)	444,031	1.15
Tracy Price(2, 4)	263,437	*
Jay S. Mengle(2,5)	210,314	*
Thomas H. Atkins(2,6)	162,272	*
B. James Ford(7,8)	—	*
Adam C. Pierce(7,8)	—	*
Cassidy J. Traub(7,8)	—	*
Lee B. Backsen(2,9)	29,381	*
Lon McCain(2,9)	29,381	*
All current directors and officers as a group
(10 persons)(10)	3,015,658	7.83
Oaktree Holdings(8,11)	15,535,344	40.36
Barclays PLC (12)	3,548,471	9.22

_______________
*	Denotes less than 1% of class beneficially owned.

(1)
Reported Common Stock includes 1,201,842 shares held directly of which 87,956 shares were acquired upon the conversion of Series G convertible preferred stock effective December 22, 2009, and options to acquire 675,000 shares of Common Stock that vested as follows:  101,250 shares on February 28, 2006, 168,750 shares on February 28, 2007, 168,750 shares on February 28, 2008 and 236,250 shares that vested on February 28, 2009.

(2)	Stockholder’s current address is 717 Texas Avenue, Suite 2900, Houston, Texas 77002.

(3)
Reported Common Stock includes 219,031 shares held directly and options to acquire 225,000 shares of Common Stock that vested as follows:  33,750 shares on February 28, 2006, 56,250 shares on February 28, 2007, 56,250 shares on February 28, 2008 and 78,750 shares on February 28, 2009.

(4)
Reported Common Stock includes 173,437 shares held directly and options to acquire 90,000 shares of Common Stock that vested as follows: 13,500 shares on April 1, 2006, 22,500 shares on April 1, 2007 and 22,500 shares on April 1, 2008 and 31,500 shares that vested on April 1, 2009.

(5)
Reported Common Stock includes 165,314 shares held directly and options to acquire 45,000 shares of Common Stock that vested as follows: 6,750 shares on April 1, 2006, 11,250 shares on April 1, 2007, 11,250 shares on April 1, 2008 and 15,750 shares on April 1, 2009.  Of the 165,314 shares held directly by Mr. Mengle 7,300 are held by Mr. Mengle’s wife.

(6)
Reported Common Stock includes 123,972 shares held directly and options to acquire 38,300 shares of Common Stock that vested as follows: 5,745 shares on April 1, 2006, 9,575 shares on April 1, 2007, and 9,575 shares on April 1, 2008 and 13,405 shares on April 1, 2009.

(7)	Excludes shares held by Oaktree Capital Management, LLC, of which Messrs. Ford, Pierce and Traub each disclaim beneficial ownership.

(8)	Stockholder’s address is c/o Oaktree Capital Management, LLC, 333 South Grand Avenue, Los Angeles, California 90071.

(9)	Reported Common Stock covers shares issued to Messrs. McCain and Backsen for director fees for service on the Board for the period of June 1, 2005 thru May 18, 2010.

(10)	Reported Common Stock includes 1,942,358 shares held directly and 1,073,300 shares subject to currently exercisable options.

(11)
OCM Principal Opportunities Fund III, L.P. (“POF III”) is the managing member of Oaktree Holdings and, therefore, has investment and voting control over the securities held by Oaktree Holdings.  OCM Principal Opportunities Fund III GP, LLC (“POF III GP”) is the general partner of POF III, Oaktree Fund GP I, L.P. (“GP I”) is the managing member of POF III GP, Oaktree Capital I, L.P. (“Capital I”) is the general partner of GP I, OCM Holdings I, LLC (“Holdings I”) is the general partner of Capital I, Oaktree Holdings LLC (“Holdings”) is the managing member of Holdings I, Oaktree Capital Group, LLC (“OCG”) is the managing member of Holdings, Oaktree Capital Group Holdings L.P. (“OCH”) is the holder of a majority of the voting units of OCG, and Oaktree Capital Group Holdings GP, LLC is the general partner of OCH. OCM Principal Opportunities Fund IV, L.P. is the managing member of OCM Crimson (the “Oaktree Crimson Fund”), OCM Principal Opportunities Fund IV GP, L.P. (the “Crimson Fund GP”) is the general partner of the Oaktree Crimson Fund, OCM Principal Opportunities Fund IV GP, Ltd. (“Crimson GP”) is the general partner of Crimson Fund GP, and GP I is the sole shareholder of Crimson GP.

(12)	The information is based on the Schedule 13G filed by Barclays PLC with the SEC on January 22, 2010. Stockholder’s address is 1 Churchill Place, London E14 5HP, England.